                                                                 Exhibit 20.2

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT
                               RETAILERS NATIONAL BANK
                        DAYTON HUDSON CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


Pursuant to the Pooling and Servicing Agreement, dated as of September 13, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each among Retailers National Bank, as Servicer, Dayton Hudson Receivables Corporation, as Transferor, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.


                                        MONTHLY PERIOD:          APRIL 1998
                                        DISTRIBUTION DATE:       MAY 26, 1998
                                        NO. OF DAYS IN PERIOD:   28
-----------------------------------------------------------------------------------------------
A.    ORIGINAL DEAL PARAMETERS

(a)   Class A Initial Invested Amount                      $   400,000,000.00            76.50%
(b)   Class B Initial Invested Amount                          122,875,817.00            23.50%
                                                           ------------------
(c)   Total Initial Invested Amount                        $   522,875,817.00
                                                           ------------------
                                                           ------------------

(d)   Class A Certificate Rate                                          6.10%
(e)   Class B Certificate Rate                                          0.00%

(f)   Servicing Fee Rate                                                2.00%
(g)   Discount Percentage                                               0.00%
-----------------------------------------------------------------------------------------------

I.    RECEIVABLES IN THE TRUST
-----------------------------------------------------------------------------------------------
(a)   Beginning of the Period Principal Receivables          $ 2,118,862,730.20
(b)   Beginning of the Period Finance Charge Receivables          74,508,539.34
(c)   Beginning of the Period Discounted Receivables                       -
                                                             ------------------
(d)   Beginning of the Period Total Receivables (a + b + c)  $ 2,193,371,269.54
                                                             ------------------
                                                             ------------------

(e)   Removed Principal Receivables                          $             -
(f)   Removed Finance Charge Receivables                                   -
                                                             ------------------
(g)   Removed Total Receivables (e + f)                      $             -
                                                             ------------------
                                                             ------------------

(h)   Supplemental Principal Receivables                     $             -
(i)   Supplemental Finance Charge Receivables                              -
                                                             ------------------
(j)   Supplemental Total Receivables (h + i)                 $             -
                                                             ------------------
                                                             ------------------

(k)   End of Period Principal Receivables                    $ 2,101,878,857.79
(l)   End of Period Finance Charge Receivables                    76,669,978.19
(m)   End of Period Discounted Receivables                                 -
                                                             ------------------
(n)   End of Period Total Receivables (k + l + m)            $ 2,178,548,835.98
                                                             ------------------
                                                             ------------------

                                     Page 1 of 6


                        MONTHLY CERTIFICATEHOLDERS' STATEMENT
                               RETAILERS NATIONAL BANK
                        DAYTON HUDSON CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


II.   INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------------------------------------------------------

(a)   Class A Initial Invested Amount                      $   400,000,000.00            76.50%
(b)   Class B Initial Invested Amount                          122,875,817.00            23.50%
                                                           ------------------
(c)   Total Initial Invested Amount (a + b)                $   522,875,817.00

(d)   Class A Invested Amount (a - (X.a))                  $   400,000,000.00            76.50%
(e)   Class B Invested Amount (b - (X.e))                      122,875,817.00            23.50%
                                                           ------------------
(f)   Total Invested Amount (d + e)                        $   522,875,817.00

(g)   Class A Adjusted Invested Amount (a - (X.a)-(III.f)) $   400,000,000.00            76.50%
(h)   Class B Invested Amount (b - (X.e))                      122,875,817.00            23.50%
                                                           ------------------
(i)   Total Adjusted Invested Amount (g + h)               $   522,875,817.00

(j)   Floating Allocation Percentage                                   24.68%
(k)   Class A Floating Allocation Percentage                           18.88%
(l)   Class B Floating Allocation Percentage                            5.80%

(m)   Principal Allocation Percentage                                  24.68%
(n)   Class A Principal Allocation Percentage                          18.88%
(o)   Class B Principal Allocation Percentage                           5.80%

(p)   Servicing Fee                                        $       871,459.70
(q)   Investor Defaulted Amount (j * (IV.(m)))             $     3,141,508.50

III.  TRANSFEROR'S INTEREST, RETAINED INTEREST, SPECIAL FUNDING
      ACCOUNT, AND PRINCIPAL FUNDING ACCOUNT
-----------------------------------------------------------------------------------------------
(a)   Transferor's Amount (end of month)                   $   833,386,221.90
(b)   Required Retained Transferor Amount                  $    42,037,577.16
(c)   Required Principal Balance                           $ 1,268,492,635.89
(e)   Funds on deposit in Special Funding Account
        (end of month)                                     $             -
(f)   Principal on deposit in Principal Funding Account
        (end of month)                                     $             -



                                     Page 2 of 6

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT
                               RETAILERS NATIONAL BANK
                        DAYTON HUDSON CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


IV.   PERFORMANCE SUMMARY
-----------------------------------------------------------------------------------------------
      COLLECTIONS:
(a)   Collections of Principal Receivables                  $  334,870,866.92
(b)   Collections of Finance Charge Receivables (from
        cardholder payments)                                    43,776,590.00
(c)   Collections of Finance Charge Receivables
        (from merchant fees, deferred billing fees,              6,649,106.32
        collection account interest)
(d)   Collections of Discount Option Receivables                         0.00
                                                           ------------------
(e)   Total Finance Charge Collections (b + c + d)         $    50,425,696.32
                                                           ------------------
(f)   Total Collections (a + e)                            $   385,296,563.24
                                                           ------------------
                                                           ------------------

      DELINQUENCIES AND LOSSES:
(g)   2 missed payments                                    $       78,439,000
(h)   3 missed payments                                            37,056,000
(i)   4 or more missed payments                                    73,707,000
                                                           ------------------
(j)   Total delinquencies (g + h + i)                      $      189,202,000
                                                           ------------------
                                                           ------------------

(k)   Gross Charge-Offs during the month                   $    15,855,799.74
(l)   Recoveries during the month                          $     3,125,386.40
(m)   Net Charge-Offs during the month (k - l)             $    12,730,413.34

V     NON-U.S. ACCOUNTS
-----------------------------------------------------------------------------------------------
(a)   Non-US Accounts at end of month                                  99,982
(b)   as a percentage of total (a / c)                                  0.40%

(c)   Total number of Accounts in Trust (at end of month)          25,177,788


                                     Page 3 of 6

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT
                               RETAILERS NATIONAL BANK
                        DAYTON HUDSON CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


VI    AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS AND APPLICATION OF FUNDS
-----------------------------------------------------------------------------------------------
(a)   Floating Allocation Percentage of Collections of
        Finance Charge Receivables                         $    12,443,645.73
(b)   Investment earnings on Principal Funding Account                   -
(c)   Investment earnings in Reserve Account deposited
        in the Collection Account                                        -
(d)   Reserve draw Amount deposited into the Collection
        Account                                                          -
                                                           ------------------
(e)   Available Series 1995-1 Finance Charge Collections
        (a + b + c + d)                                    $    12,443,645.73

(i)   Class A Interest                                           2,033,333.34

(ii)  Servicing Fee                                                871,459.70

(iii) Class A Investor Defaulted Amount ((IV.m * (II.k))         2,403,254.00

(iv)  Class B Investor Defaulted Amount ((IV.m * (II.l ))          738,254.50

(v)   Adjustment Payment Shortfalls                                      -

(vi)  Reimbursement of Class A Investor Charge-Offs                      -

(vii) Reimbursement of Class B Investor Charge-Offs
      and Reallocated Class B Principal Collections                      -

(viii) Class B Interest                                                  -

(ix)  Reserve Account                                                    -

(x)   Excess Finance Charge Collections
       (e-i-ii-iii-iv-v-vi-vii-viii-ix)                       $  6,397,344.19


                                     Page 4 of 6

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT
                               RETAILERS NATIONAL BANK
                        DAYTON HUDSON CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


VII   YIELD AND BASE RATE
-----------------------------------------------------------------------------------------------
BASE RATE

(a)   Base Rate (current month)                                         6.67%
(b)   Base Rate (prior month)                                           6.67%
(c)   Base Rate (2 months ago)                                          6.67%

(d)   3 Month Average Base Rate                                         6.67%

PORTFOLIO YIELD

(e)   Portfolio Yield (current month)                                  22.87%
(f)   Portfolio Yield (prior month)                                    17.27%
(g)   Portfolio Yield (2 months ago)                                   20.42%

(h)   3 Month Average Portfolio Yield                                  20.19%

VIII  PORTFOLIO PERFORMANCE RATES
-----------------------------------------------------------------------------------------------
(a)   Net Charge-Offs (annualized % of Principal
        Receivables at beginning of period)                             7.72%

(b)   Monthly Payment Rate (% of Principal Receivables
        at beginning of period (adjusted for number of
        days in period))                                               19.48%
(c)   Trust Portfolio Yield (annualized)                               30.60%
(d)   Portfolio Yield (3 month average (annualized))                   20.19%
(e)   Base Rate (3 month average)                                       6.67%
(f)   Excess Finance Charge Collections % (d - e)                      13.52%

                                     Page 5 of 6

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT
                               RETAILERS NATIONAL BANK
                        DAYTON HUDSON CREDIT CARD MASTER TRUST
                                    SERIES 1995-1


IX    PRINCIPAL COLLECTIONS
-----------------------------------------------------------------------------------------------
(a)   Class A Principal Allocation Percentage                          18.88%
(b)   Class A Principal                                    $             -
(c)   Class B Principal Allocation Percentage                           5.80%
(d)   Class B Principal                                    $             -
(e)   Total Principal (b + d)                              $             -

(f)   Reallocated Principal Collections                    $             -
(g)   Shared Principal Collections allocable from other
        Series and Participation                           $             -

X     INVESTOR CHARGE-OFFS
-----------------------------------------------------------------------------------------------
      CLASS A INVESTOR CHARGE-OFFS
(a)   Class A Investor Charge-Offs                         $             -
(b)   Class A Investor Charge-Offs per $1,000 original
        certificate principal amount                       $             -
(c)   Total amount reimbursed in respect of Class A
        Investor Charge-Offs                               $             -
(d)   The amount, if any, by which the outstanding
        principal balance of the Class A
        Certificates exceeds the Class A Invested
        Amount after giving effect to all
        transactions on such Distribution Date.            $             -

      CLASS B INVESTOR CHARGE-OFFS
(e)   Class B Investor Charge-Offs                         $             -
(f)   Class B Investor Charge-Offs per $1,000 original
        certificate principal amount                       $             -
(g)   Total amount reimbursed in respect of Class B
        Investor Charge-Offs                               $             -
(h)   The amount, if any, by which the outstanding
        principal balance of the Class B
        Certificates exceeds the Class B Invested Amount
        after giving effect to all transactions on
        such Distribution Date.                            $             -

XI    AMORTIZATION
-----------------------------------------------------------------------------------------------
(a)   Class A Accumulation Period Length (months)                           3
(b)   Controlled Accumulation Amount                        $  133,333,333.34
(c)   Deficit Controlled Accumulation  Amount               $            -
(d)   Total Principal on deposit in Principal Funding
        Account for the benefit of Class A
        Certificateholders                                  $            -


RETAILERS NATIONAL BANK,
  AS SERVICER


BY:  /s/ Thomas A. Swanson
-----------------------------------
  NAME:  THOMAS A. SWANSON
  TITLE: VICE PRESIDENT & CASHIER


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